Exhibit 10.8

Product purchase contract

Date of contract signing: June 01, 2024	Supplier code: 11101288	Contract No.: CGB / 2017-08-2024

The Buyer (as “Party A”)
Longgong (Jiangxi) Machinery Co., Ltd
Longgong (Shanghai) Forklift Co., Ltd

The Seller (hereinafter referred to as “Party B”)
Zhejiang Zhongchai Machinery Co., LTD

This contract is agreed upon by both parties through friendly negotiation.

I.	Principles, Methods and Scope of cooperation: The buyer and the seller shall carry out business cooperation in accordance with the principle of “equality and mutual benefit”, and may voluntarily choose to establish it according to the cooperation situation.

Long-term strategic partnership, the buyers and sellers of the common commitment: keep promises, abide by the contract, clean business.

Party B’s products shall be supplied to Party A by means of direct supply. The products required by Party A in the production process may be within the coverage range of Party B’s products and have a cost-effective advantage.

Priority procurement; Party B undertakes to ensure Party A’s production demand and give Party A the most favorable price policy in the same region or industry.

II.	Party B shall supply the products to Party A according to the name, drawing number or specification listed in the following table (see the attached table of the Contract for details). The random spare parts, tools, maintenance parts and brochures of Party B’s products shall be provided simultaneously with the products according to the contents of the technical agreement signed by both parties.

order number	product code	product name	Figure number or specification	measurement unit	quantity	Untaxed unit price (yuan)	Product Weight (KG)	Brand name / remarks
1	see attachment
Total amount (in words):							¥ yuan
Main technical parameters of the product: according to the technical agreement signed by both parties (No.: SHCCO29-2024.T, SHCC404-2024.T) and the technical drawings of Party A.

III.	Product quality standards, technology and service requirements: The quality of the products provided by Party B shall conform to the national, industrial and enterprise standards, and shall comply with the technical agreement signed (No.: SHCCO29-2024.T, SHCC404-2024.T by both parties ) And Party A’s technical drawings are required for production and manufacturing; Party B shall provide products and services and meet the requirements of the quality assurance agreement and after-sales service agreement signed by both parties. The supplier integrity Agreement, technical Agreement, quality assurance Agreement, After-sales Service Agreement, Supplier Product Quality Commitment Agreement, Supplier Occupational Health, Safety and Environment Commitment Letter and Party A’s order signed by Party A and Party B are an integral part of this Contract and have the same legal effect as this Contract. In case of any change of the agreement and drawings involved in this clause, the latest valid date agreement and drawings signed by both parties shall prevail.

IV.	Requirements for Occupational Health and Safety and Environment: In providing products and processes, Party B shall actively take effective measures to reduce the risks of occupational health and safety and protect the public environment. Party B’s products shall comply with the national and industrial laws, regulations and normative documents on safety and environmental protection, as well as industry and enterprise standards.

The provisions of. Party B undertakes and guarantees that it has complete ownership of the products and there is no right burden, the prior rights of a third party, and does not infringe the rights or interests of other third parties.

V.	Product packaging requirements, cost burden and treatment of packaging materials: The packaging of Party B’s products shall be implemented in accordance with the provisions of national and industrial standards or technical agreements, and party A’s registered trademarks and graphics shall not be used without authorization, and the product packaging of Party A’s accessories company shall be implemented in accordance with the packaging standards required by Party A. The packaging materials and packaging expenses shall be borne by Party B, and the packaging materials shall not be recycled. Party B shall take necessary protection measures against moisture, rust, corrosion and shock to protect the products.

The certified products can withstand multiple transportation and loading and unloading, and party B shall bear the responsibility for the damage, loss risk or refund of the goods caused by any factor in the transportation.

VI.	Delivery time and specific quantity: The delivery time and quantity of Party B’s products shall be based on the purchase order of Party A (including, but not limited to, through the Longgong Works SRM system and electronics Email, etc.), the requirements shall prevail. Upon receipt of the purchase order from Party A, Party B shall sign and confirm and reply to Party A within 3 working days. The parties agree that the delivery period (ordering period) of Party B’s products shall be 10 working days, and Party A shall assess the delivery of Party B’s orders and participate. Punishment shall be imposed according to item 1 of Article 13 hereof.

VII.	Delivery place, method and cost burden: Party B shall be responsible for delivering the goods to Party A’s warehouse or the place designated by Party A as required by party A’s order, and the transportation expenses (including goods insurance premium) shall be borne by Party B.

VIII.	Delivery of goods: Whatever Party B supplies to Party A, it shall issue the delivery list or the accompanying order of the delivery order, indicate the purchase order number and batch number (for return), and notify Party A by Longgong SRM system or email before delivery. Party A shall check the quantity and sign for the receipt with the delivery list, otherwise, Party A shall have the right to reject or accept the quantity according to the actual quantity. The acceptance quantity shall be subject to the quantity determined by Party A or the third-party inspection agency entrusted by Party A, and Party B shall bear the responsibility for the lack of goods.

IX.	Definition of ownership of the goods: Party B’s goods shall be delivered to Party A in Party A’s warehouse or the delivery place designated by Party A. Immediately, the ownership of the goods shall be transferred to Party A after the receipt by Party A. The previous ownership of the goods shall be owned by Party B, and Party B shall be responsible for the damage and loss before the transfer of the ownership of the goods.

X.	Acceptance of goods: The acceptance methods of Party B’s products shall be routine inspection, sampling inspection, comprehensive inspection, weight counting, actual weighing, etc., and the acceptance standards shall be determined in accordance with the national and industrial standards and the technical agreements signed by both parties. At the same time, Party B shall provide the product quality guarantee certificate or the product qualification certificate, and Party A shall complete the acceptance of the specified inspection contents of party B’s products within 5 days after confirming the receipt of the goods. Based on the professionalism of Party B’s products, the acceptance results of Party A are independent of the quality of Party B’s products, and Party A’s acceptance of the products is not exempt from any obligation or responsibility hereunder of Party B.

In case of delayed delivery due to unqualified products provided by Party B, Party B shall pay a penalty of no less than 0.05% of the amount of the delayed goods for each day delayed. If Party A suffers other losses, Party B shall compensate Party A for other losses; if Party B delays delivering relevant materials, it shall bear the same liability for breach of contract as the delayed delivery.

Party b products commissioned by party a or party a third party inspection determine unqualified, party a has the right to return the products to party b, and by party b or party a agent return (return list with the goods, and to dragon SRM system or email check, party b after the list check and seal, back to party a), party b shall unconditionally accept the return, and bear the third party inspection costs, product disassembly labor and freight, etc.

The quality guarantee period of the products provided by Party B shall be 1-2 months from the date of sales of party A’s complete products or party A’s complete machine works _ 2000 hours, subject to first come: if the warranty period of Party B’s products is lower than that stipulated in the national and industrial standards, it shall comply with the national and industrial standards. During the warranty period, for the quality problems not caused by Party A’s unreasonable use, Party B shall be responsible for the “three guarantees” of the products according to the national product quality regulations. If the quality problem of the products cannot be solved by Party B, Party A shall have the right to return the batch of products. The return method shall be implemented according to the above unqualified acceptance procedures, and Party B shall unconditionally return the purchase cost of the batch of products to Party A.

XI.	Settlement method: After the goods reach acceptance, Party A shall confirm the actual quantity in the Longgong SRM system or notify in writing to Party B, and Party B shall issue a VAT invoice with a tax rate of 13% according to the product quantity and untaxed price confirmed by Party A. The invoice shall be issued in batches according to the timing of arrival and sent within 15 days from the date of invoice issuing (Send) to Party A. Party B agrees to pay Party A the base price of RMB 100,000. Beyond the amount of the base shop, Party A shall meet the payment issued by Party B.

Party A shall pay the corresponding VAT invoice to Party B for more than 6-0 days after the local tax department of Party A.

Payment (the 15th and 25th day of each month are the registration date, and the invoice received after the 26th day shall be transferred to the 15th day of the next month), otherwise, Party A has the right to refuse to pay the corresponding payment and shall not affect Party B’s continuation to perform the corresponding obligations hereunder. Party A shall pay for the goods by bill of acceptance, and the amount of payment shall be subject to Party A’s financial accounts.

If party b during the cooperation (including but not limited to during the execution of this contract), issued to party a VAT invoice is false, tax risk, resulting in party a tax loss or tax, public security departments to administrative punishment, party a has the right to ask party b to compensate for losses, fines and reputation, also has the right to the same amount of false invoice to party b. Party A shall have the right to directly deduct the corresponding compensation, fine or liquidated damages from the payment due to Party B. If the remaining payment of Party B is insufficient to deduct, Party B shall, within three days after receiving the payment notice from Party A, pay the difference to Party A in full by telegraphic transfer.

XII.	Other agreed matters:

1.	In this contract, the products of Party B are mainly made of/as the main raw material, and the benchmark price of raw materials at the time of signing this contract is ¥/yuan/ton. When signing this contract or related agreements, both parties agree to use the monthly or quarterly average price of raw materials published on the Baichuan Information website as the reference basis and confirm the monthly or quarterly price of the product.

During the validity period of the contract, if there is a significant fluctuation in raw material prices, both parties may determine the settlement price of N (monthly or quarterly) based on the agreed product price linkage formula:/and the average price of N -1 (monthly or quarterly) as the cycle. However, the party proposing to adjust the determined price shall provide relevant basis and application. Both parties may also agree that when the benchmark price of raw materials fluctuates beyond the range of soil/(yuan/ton or%), the product settlement price during the confirmation period shall be determined in accordance with the product linkage interval price adjustment table formulated at the time of signing this contract.

2.	Party B shall strictly comply with the requirements of Party A’s Supplier 4M Change Management System, strengthen the monitoring and management of product process changes, and avoid or reduce product quality and delivery problems caused by changes in production related characteristics in the product process. At the same time, Party B shall formulate effective control methods for internal 4M process change. When the production process changes, it shall take control and timely deliver the change information to Party A. If not, Party B shall bear the product quality consequences caused thereby and all losses caused to Party A.

3.	Party B shall follow the principle of good faith and promise to give Party A the best price of the products in the same industry or other customers and the market on the premise of ensuring the same quality of the products. Party A and Party B must check accounts once a quarter to ensure the current accounts of both parties. In case of any difference or dispute between the two parties, Party B shall unconditionally provide the current accounts to cooperate with Party A for verification, and the verification result shall be subject to Party A’s account.

4.	In order to protect the interests of both parties, Party B shall make a traceable permanent identification and product serial number on the product body. If required by Party A, Party B’s products shall paste the material QR code label on the product body or packaging during the delivery, and Party B shall unconditionally accept and meet the technical requirements of Party A’s.

5.	When the delivery vehicle arranged by Party B enters the unloading designated area by Party A, it shall abide by party A’s relevant safety management system and the letter of occupational health and safety and environmental commitment signed by Party B, and bear the responsibilities and economic losses caused by the violation of Party A’s safety system and relevant regulations.

6.	Party B shall respond quickly to Party A’s technical changes and inform Party A in writing of the inventory quantity of products before the technical changes upon receipt of the notice of technical changes. If party B fails to provide the products in time, Party A shall have the right to reject the products before the technical changes. For the sluggish products caused by party A’s technical change and quality improvement, Party A shall only be responsible for digesting the quantity of the next month by the planned quantity of the current month after deducting the actual delivery quantity of the current month. At the same time, Party B shall maintain appropriate product reserve and production capacity for the suspended products, so as to meet party A’s assembly or accessories requirements for at least 5 years at any time.

7.	Party B shall make up the goods in time in various ways agreed by both parties, and finish the work within one month after receiving the return of the goods from Party A. If party B fails to handle the matter in time, Party A shall have the right to reject the invoice issued by Party B from the month of the return until Party B has processed the returned products. If Party B does not cooperate with Party A’s request for the return of goods, Party A shall have the right to invoice the payment receivable by Party B according to the actual quantity and amount of the returned goods. If party B’s failure to timely return the goods affects Party A’s production and sales, Party B shall bear the compensation liability equal to twice the price of the batch of products.

8.	If Party B’s goods fail to meet the technical requirements after acceptance by Party A, but can meet the quality requirements through rework and repair, Party B agrees to settle the goods with Party A at a 10% discount of the contract price. If the actual cost of rework and repair by Party A exceeds 10% of the contract price, Party A shall settle with Party B according to the actual cost incurred.

9.	While ensuring the supply of party A’s main engine, Party B shall guarantee the supply and quality of parts of Fujian Longyan Longgong Machinery Parts Co., Ltd. and other sales departments of Dragon parts (equivalent to the accessories). Party B shall unconditionally obey Fujian Longyan Longgong Machinery Parts Co., Ltd. and other unified management of accessories market sales, and strictly follow the “Longgong” trademark license agreement signed between Party A and Party B, shall not shoddy or use the “Longgong” trademark or logo to any third party, otherwise, Party A has the right to immediately terminate the contract and cancel the supplier qualification, and Party A has the right to demand Party B to compensate all losses caused to Party A due to infringement.

Party B’s products shall be delivered according to the arrival place required by Fujian Longyan Longgong Machinery Parts Co., Ltd. and other Longgong parts sales department. However, for the products directly delivered to Longgong sales channels (including but not limited to longgong agents at all levels, parts sellers, etc.) as agreed, both parties shall jointly maintain the market benefits However, if Party B conducts direct business transactions with Longgong agents and Longgong parts sellers, Party B shall pay the market management fee of 5% of the total direct transaction amount to Party A and settle the settlement regularly.

When party a and b both contract termination or stop cooperation, party b has party a authorized “longgong” trademark or logo license is terminated, party b shall not continue to use or sales to any third party of “longgong” trademark or logo products, otherwise, party a can according to the relevant laws and pursue for party b infringement all losses caused to party a.

10.	when the two sides suspend or terminate-cooperation, party b agrees to party a can reserve enough amount of payment as product warranty, such as party a’s machine in the three packets of party b products without quality defects or quality defects caused by other infringement, compensation, party a agreed to 1 months from the date of the expiration of the warranty or the balance according to no interest paid to party b.

11.	if party a to party b’s product brand or manufacturer, party b to provide products must be in accordance with the contract details schedule or technical agreement in the brand and original imported products, party a found that party b products for the brand or original imported products, party a has the right to terminate the contract and according to the contract has purchase amount 10 times fine to party b, and shall be investigated for other responsibilities.

If Party B’s product quality affects Party A’s production or batch return, Party A shall have the provisions of the agreement, and notify Party B of the quality claim notice and pay the corresponding fee within 3 working days to Party B. For the loss caused to the end user of Party B’s products, Party B shall also bear all expenses of the end users (including but not limited to maintenance, delayed work, etc.).

12.	party a or its entrusted third party returned to party b assembly class 3 packets of products, the quantity, party b shall according to the agreement of the agreement, party b product 3 packets of claims amount confirmed by party a in writing to party b, but party b not confirmed claims within 5 working days, party a has the right to directly deduct the corresponding amount in the payment for goods. After-sales claims of Party B’s products shall not be replaced by physical accessories or other gifts, but shall be settled by transfer or offset against the payment payable. The three guarantees of claims paid by Party B must be paid to Party A’s company account and shall not be remitted to personal account or cash to individuals; otherwise, Party A has the right to impose a fine of 5 times of the claim amount on Party B and directly deduct the corresponding amount from the current account of both parties.

13.	During the performance period of this Contract, if party B causes but is not limited to advance payment, mold payment, service fee, etc.), Party B shall unconditionally return it to Party A within 10 days from the date of termination or termination of this Contract.

14.	Party A shall supervise Party B on the production site and product quality management irregularly during the cooperation period. If the inspection results do not meet Party A’s requirements for product quality management, Party A shall have the right to cancel Party B’s supply qualification or terminate this Contract, and all losses caused thereby to Party A shall be borne by Party B.

Xiii.	Liability for breach of contract:

1.	Party B shall deliver the goods in strict accordance with the confirmed purchase order (including but not limited to, SRM, E-mail, etc.), and Party A has the right to reject the products beyond the contract (order) (i. e. no contract, no price), and Party B shall bear the freight and other losses caused. If Party A adjusts the production plan, Party A shall notify Party B in advance of the Dragon Works SRM system or other forms, and Party B shall deliver the goods according to the adjustment plan.

If Party B fails to deliver the goods according to the time confirmed by both parties, the overdue delivery is not more than 1 week, all products in the batch order shall be reduced by the contract price, and Party A shall have the right to delay the payment of the current period; if the delay exceeds 1 week, Party A shall have the right to unilaterally cancel the batch purchase or terminate the Contract. In any case of the above circumstances, if party B’s delay in delivery causes production losses to Party A, Party B shall bear the corresponding liability for breach of contract.

2.	If party B is unable to deliver the goods due to Party B, Party B shall notify Party A within 5 working days upon receipt of the purchase order from Party A and bear the liquidated damages of 5% of the payment for the goods that cannot be supplied. If the product specifications, model and quality provided by Party B do not conform to the provisions of this Contract and technical agreement, and Party B refuses to accept the return of goods, Party A shall have the right to reject party B’s invoice, and party B shall be unable to supply, and Party A shall have the right to deal with the liability for breach of contract if unable to supply .

3.	If Party B delivers the goods in advance, it shall bear the storage expenses during the early delivery period, and Party A shall calculate the payment period according to the arrival time agreed in the order.

4.	If the product quality of Party B fails to meet the requirements of this contract and the technical agreement signed by both parties after inspection for 3 times, or if Party B fails to deliver the goods within the time required by the order confirmed by both parties for 3 times, Party A has the right to terminate this contract, and Party B shall bear corresponding breach of contract liability.

5.	During the period of cooperation between Party A and Party B, both parties shall abide by the principle of confidentiality, and prohibit Party B from selling or providing Party A’s special products, procurement contracts, Party A’s product drawings and technical documents to other users or industry markets. If so, Party A shall have the right to require Party B to immediately stop selling or providing, and at the same time, Party A shall have the right to terminate the cooperation between the two parties and impose economic penalties on Party B according to the degree of infringement .

XIV.	Confidentiality Liability and Intellectual Property Rights: In order to guarantee the interests of both parties, both parties hereby confirm the confidentiality of the confidential information and materials exchanged by both parties and the cooperation relationship, and Party B shall only have the right to use Party A’s confidential information within the scope specified by Party A. Party b shall not disclose any content of party a’s confidential information to any third party, all contains party A’s confidential information notice, data, memorandum, business contract, relevant agreements, technical drawings or other tangible table, description, including but not limited to oral or written information, electronic, stored in the computer disk or otherwise preserved data, shall be owned by party a. At the request of Party A, Party B shall immediately return the tangible expressions and photocopies of the Confidential Information owned by it or its staff to Party A, delete the electronic documents of the Confidential Information immediately, and shall not keep the sub-copies in any form. Party A is the owner of the Confidential Information, and Party B and its staff shall not consider it to own or acquire any ownership or permission to use the Confidential Information for their performance of this Contract or other reasons. Party B shall not use party A’s drawings and agreements and other technical materials, or the products jointly designed by both parties and produced by Party B, or the supporting special products designed and produced as entrusted by Party A.

If sold externally, otherwise, Party A shall have the right to immediately terminate the contract and cancel its supplier qualification, and at the same time, Party A shall have the right to demand Party B to compensate for all losses to Party A caused due to the infringement.

Party B’s products provided by Party A shall guarantee that there are no any defects in intellectual property rights, and if any, it shall bear all losses caused to Party A.

XV.	Matters not covered in this Contract and relevant agreements may be negotiated by both parties, but a supplementary contract or agreement must be signed. The supplementary contract or agreement is an integral part of this Contract and shall have the same legal effect as this Contract.

XVI.	Settlement of Contract Disputes: Any dispute arising from this Contract may be settled by both parties through friendly negotiation. If the negotiation fails, either party may file a lawsuit with the people’s court with jurisdiction in the place where the performance of this contract is conducted. The contract is performed as follows:

first party	Place of contract with Party B
Longgong (Jiangxi) Machinery Co., Ltd	Gao’an, Jiangxi Province
Longgong (Shanghai) Forklift Co., Ltd	Songjiang District, Shanghai

VII.	Term of Performance: The term of this Contract is from June 1,2024 to May 31,2025. If either party proposes to terminate the contract during the contract period, it shall, at least 90 days in advance and notify the other party in writing to settle the settlement through negotiation, otherwise, it shall bear the economic losses caused to the other party. The unit price in the attached schedule to this Contract shall apply to the products of Party B before June 1,2024. The original contract of party A and Party B shall terminate automatically from the date of signing. In case of any objection, the content stipulated in this contract shall prevail.

VIII.	Notices or other communications sent in accordance with the requirements of this Contract shall be written in Chinese and delivered by registered mail or express mail. The fax and legal addresses of both parties shall be subject to the signature. If the place of service needs to be changed, one party shall notify the other party in writing on the next day after the change, otherwise the other party of the document served at the confirmed place as above, whether received or not, shall be deemed to be served.

XIX.	This contract is made in duplicate, with each party holding one copy and each copy having the same legal effect. This contract shall be affixed with the company seal or the contract seal,

It shall come into force only after the signature of the legal representatives or authorized representatives of both parties.

The terms and contents agreed herein shall be subject to the printed form, and any alteration by hand or other means shall be regarded as invalid by both parties. If either party changes the agent, it shall notify the other party in writing in advance.

Party A’s business agent:	Chen Fuming,	Tel: 021-37602000-8209
Party B’s business operator:	Zhang Zhengchao,	Tel: 1138195688022

The full name of party a	Party A’s address	zip code	Unified social credit code	bank of deposit	account number
(Jiangxi) machine Limited company	No.1, Longgong Avenue, Gao’an City	330800	91360900754207 69XE	Industrial and Commercial Bank of China, Gao’an City Sub-branch	15082501190000 19981
Longgong (Shanghai) fork Car Co., LTD	Area B, Building 5, No.66, Xinrun Road, Xinqiao Town, Songjiang District, Shanghai	201612	91310000785154 500D	CCB, Shanghai Xinqiao Sub-branch	31001937713059 003339
Party A’s legal representative			Party A authorizes the agent

The full name of party b	Address of Party B	zip code	Unified social credit code	bank of deposit	account number
Zhejiang Zhongchai Machinery Co., LTD	No.1, Meixi Road, Meizhu Town, Xinchang County, Zhejiang Province	312500	913306007818152 018	Agricultural Bank of China, Xinchang County Sub-branch	19525201040098 980
Party B’s legal representative			Party B’s authorized agent

Contract Attachment: Product details

order number	product code	product name	Figure number or specification	measurement unit	Untaxed unit price (yuan)	Product Weight (KG)	Brand / Remarks
1	60200000789	Drive bridge assembly	L0025BVI.02.02~ assembly	Pcs	5088.5	250	HDQX25AVI
2	60200000802	Drive bridge assembly	L0015BVI.02.02~ assembly	Pcs	5000	220	HDQX15AIII
3	60200010037	transmission assembly	CPD30EFHL.02.03~ assembly	Pcs	2460.18	110	HDCS35L
4	60100012433	transmission assembly	CPD30N2FL.02‘I: 01 to the assembly	Pcs	2460.18	110	HDCS35LII
5	60200010453	transmission assembly	CPD30N2FL.02.02~ assembly	Pcs	2530.97	110	HDCS35LIII
6	60200010449	transmission assembly	BYQXD30-C to the assembly	Pcs	4931	185	YQXD30-C
7	60100012701	Transmission assembly (electric control / large torque converter)	CPCD100LQ28.02.02~ assembly	Pcs	10359.36	305	YQXD100III-Hl
8	60100012859	transmission assembly	CPCD35NR22Y2.02.02~ assembly	Pes	11061.95	230	2WY35-1
9	60200000285	transmission assembly	L0030DIII.02.03	Pes	2775.5	160	JDS30II-1
10	30002020330	transmission assembly	30T-0211000 to the assembly	cover	4310.35	180	YQX30A
11	60200009183	transmission assembly	L0030BSL.02.04~ assembly	Pcs	2185.84	118	HDCS35A
12	30002020325	transmission assembly	L0030BG.02.01~ assembly	Pcs	2465.34	130	HDCS25B
13	30002020305	transmission assembly	L0016BJ.02.04~ assembly	Pcs	1681.42	75	DCS15H4
14	60200008394	transmission assembly	L0050BVI.02.03~ assembly	Pcs	4442.48	170	HDCS50
15	30002020308	transmission assembly	L0020BJ.02.01~ assembly	Pcs	1746.26	100	DCS25H3
16	60200009264	transmission assembly	LG0025BSL.02.01~ assembly	Pcs	2920.354	118	HDCS35AIⅡ
17	60200000367	transmission assembly	L0050DTGAIII.02.01. 01~ the assembly	Pcs	8946.9	300	YQX100-1
18	60200000390	transmission assembly	L0050DTIV.02.02~ assembly	Pcs	12079.65	450	YQXD45-1
19	60200000309	transmission assembly	L0120DT.02.03. 01~ the assembly	Pcs	18985.52	350	YQXD120K
20	60200000459	transmission assembly	L0120DTGB.02.02. 01~ the assembly	Pcs	18942.16	350	YQXD120CA
21	60200000369	transmission assembly	L0050DTGAIII.02.01. 02~ to the assembly	Pcs	9513.28	300	YQXD100-1
22	30002020300	transmission assembly	20B-0202000 to the assembly	Pcs	1858.41	100	DCS25H
23	30002020335	transmission assembly	L0030DTIH.02.01~ assembly	Pcs	4601.77	180	YQXD30
24	30002020334	transmission assembly	L0030DTIG.02.01~ assembly	Pes	4362.83	180	YQX30
25	30002020366	transmission assembly	L0075DTG.02.03.05	Pcs	9734.51	300	YQXD100A-1
26	60200009504	gear-box	L0135DT5.02.03.01~ assembly	Pcs	23557.4	340	YQXD135CA-1
27	30002020318	transmission assembly	L0100DT.02.03. 03~ As for the assembly	Pcs	9856.04	300	YQX100
28	30002020351	transmission assembly	L0045DXC.02.03. 01~ the assembly	Pcs	4646.02	190	JDS45
29	30002020379	transmission assembly	L0040DTDC.02.02~ assembly	Pcs	5021.76	180	YQX37A
30	30002020381	transmission assembly	L0040DXB.02.02~ assembly	Pcs	3012.26	160	JDS37II-3

31	60100011405	transmission assembly	CPYD30LHY01.02.01~ assembly	Pcs	6540.03	210	YDPA30E1
32	60200000370	transmission assembly	L0015DTIH.02:01~ assembly	Pcs	4646.02	160	YQXD18
33	60200000372	transmission assembly	L0015D.02.03. 02~ to the assembly	Pcs	2911.67	135	JDS18II-3
34	60200000383	transmission assembly	L0030DIE.02.01. 02~ to the assembly	Pcs	3142.8	160	JDS30IIA-3
35	60200000455	transmission assembly	L0050DTHBIV.02.01~ assembly	Pcs	13442.48	460	YQXD45IIS
36	60200000603	transmission assembly	L0050DTHBI.02.01. 01~ the assembly	Pcs	10504.42	315	YQXD100S-1
37	60200000699	transmission assembly	YQXD37A~ Assembly	Pcs	5568.44	180	YQXD37A
38	60200000764	transmission assembly	L0100DTBIII.02.03. 01~ the assembly	Pcs	10415.88	300	YQXD100-4
39	60200000830	transmission assembly	L0050DTSDIII.02.01. 01~ the assembly	Pcs	10606.87	300	YQXD100K-2
40	60200000907	transmission assembly	35 DZ-0211000~ assembly	Pcs	2775.5	160	JDS30IIS-1
41	60200008302	transmission assembly	L0050DTGIV.02.01~ assembly	Pcs	13082.67	450	YQX45-1
42	60700010198	transmission assembly	5S35I to the assembly	Pcs	4839.14	190	5S35II-1
43	30002020347	Transmission Assembly (YQXD18A)	L0015DT.02.03	Pcs	4646.02	160	YQXD18A
44	30002020339	Transmission Assembly (YQXD30A)	L0030DTXB.02.01	Pcs	4601.77	180	YQXD30A
45	30002020368	transmission assembly	L0060DT.02.03.04~(YQXD100H4)	Pcs	10294.1	300	YQXD100
46	60200000393	transmission assembly	L0100DTKDIII.02.03. 01~ the assembly	Pcs	10312.49	300	YQXD100P-1
47	60200008643	transmission assembly	L0100DTII.02.02. 01~ the assembly	Pcs	10775.07	300	YQX100III-H
48	30002020365	transmission assembly	L0075DTG.02.03.01	Pcs	10259.92	300	YQX100A-1
49	60200000625	transmission assembly	L0050DRCIV.02,01.01~ assembly	Pcs	5523.17	190	JDS45II
50	60200000382	transmission assembly	L0030DDAIII.02.02~ assembly	Pcs	3125.28	160	JDS30IIB1-3
51	60100002556	transmission assembly	L0025GLTHGIII.02.02~ assembly	Pcs	7448.84	220	SDT30
52	60200009005	Transmission (3t / hydraulic / speed sensor)	YQXD30A-5 to the assembly	Pcs	4882.54	180	YQXD30A-5
53	60200009519	Transmission assembly (with bracket)	L0050D5.02A.01.01~ assembly	Pcs	4703.13	190	JDS45V
54	60100012168	transmission assembly	L0030D5.02.04~ assembly	Pcs	2775.5	160	JDS30ⅡS3-1
55	60200010321	Steering bridge assembly	CPCD35NR20Y4.03.01.01~ assembly	Pcs	13155.12	360	QZL35
56	60200010328	Drive bridge assembly	CPCD35NR20Y4.02.01.01~ assembly	Pcs	14835.15	360	QL35
57	60200010324	transmission assembly	CPCD35NR20Y4.02.02.01~ assembly	Pes	12900.69	195	FSDT35I-2
58	60200010325	Transmission box assembly	CPCD35NR20Y4.02.03~ assembly	Pcs	2913.57	30	FSDT35II
59	60200010308	transmission assembly	CPD30EHL.02.03~ assembly	Pcs	2504.42	110	HDCS35DIII
60	60200010366	transmission assembly	CPCD50LQ30.02.01~ assembly	Pes	12566.37	450	YQXD45-3 (12)
61	60100012432	transmission assembly	CPCD50LX31.02.01~ assembly	Pcs	13204.85	450	YQXD45-8 (12)
62	60800008463	Transmission assembly (fluid control / large torque converter)	CPCD1005Q34.02.03.01~ Stent	Pcs	9500	305	YQX100III-HI

63	60200010802	Transmission assembly (waterproof connector)	CPCD30ER15.02.01~ assembly	Pcs	4727.91	180	YQXD30A-F
64	68000000162	gasket ring	YQX100.020	Pcs	20.35
65	68000000161	Oil supply pump liner	Y30H-05002	Pcs	2.65
66	60900016560	Right brake assembly (HDQX30	L0025BIII.02.02 Parts of the drive axle assembly) ~ CPCD20R^ -	Pcs	390.27
67	60900016559	Left-hand brake assembly (HDQX30	L0025BII.02.02? Drive axle assembly fittings) ~CPCD20L~ -	Pcs	390.27
68	60900006591	External coarse filter case (30T-0211000)	Y30H-01101A~ transmission assembly accessories	Pcs	35.4
69	60900016779	24 (30T-0211000)	GB893.1-86^ Transmission assembly accessories	Pcs	0.88
70	68051011609	thrust collar (B)	YDS30.012	Pcs	7.08
71	60900016608	0-ring 40 * 3.5 (YQX 30)	GB1235-76 ^ -Transmission accessories	Pcs	0.88
72	68051011598	grease seal	Y30H-03007	Pcs	17.69
73	60100002186	Spline sleeve (LG0016B.02.04)	DCS 15-00015 Transmission Assembly Parts	Pcs	48.67
74	60100002174	Output gear (30T-0211000)	Y30H-03002~ transmission assembly accessories	Pcs	64.6
75	52198021001	Bearing 6207	GB / T276~ assembly	Pcs	13.27
76	60900007178	Partition piece (YQX 30 transmission accessories)	YQX30-1012A	Pcs	10.61
77	60900007210	Plug-up (transmission assembly LG0030DTIH.02.01)	Y30H-02202	Pcs	1.06
78	60900007209	Elastic gear 40 (transmission assembly LG0030DTIH.02.01)	GB894.1-86	Pcs	1.06
79	60900001523	snap ring	Y30H-02011	Pcs	5.3
80	60900007213	Control valve assembly (transmission assembly LG0030DTIH.02.01)	Y30H-07000	Pcs	336.28
81	60900007211	Needle roller bearing K354220 (transmission assembly LG0030DTIH.02.01)	JB/T7918-97	Pcs	7.07
82	60900007214	Push-off ring B (transmission assembly LG0030DTIH.02.01 Accessories)	Y30H-02006	Pcs	6.19
83	60912010093	Reverse gear gear (YQX 30 transmission accessories)	YDS30.008	Pcs	57.52
84	60304000665	Microdynamic valve liner	YDS30.047	Pcs	1.76
85	68051011606	Forward gear gear (YQX 30 transmission accessories)	YDS30.007	Pcs	57.52
86	60100002181	Oil seal (30T-0211000 transmission assembly accessories)	GB9877.1-88/B50*68*8	Pcs	17.69
87	60900003956	Input board assembly (YQx 30 Isuzu transmission accessories)	Y30H-06200-1	Pcs	61.94
88	60900001522	spring seat	Y30H-02004	Pcs	3.53
89	60900005482	Parking brake assembly (medium diesel fittings)	YQX100-08200	Pcs	265.48

90	60900006967	Rear cover (China diesel transmission assembly LG0100DTKD Ⅲ. 02.03.01 Accessories)	YQX100-06003	Pcs	88.49
91	60900004281	Oil filter pad (YQX100 transmission assembly accessories)	YQX100-01003	Pcs	2.65
92	60900004302	Seal ring D (YQX100 transmission assembly accessories)	YQX100-06002	Pcs	5.3
93	60980005661	parting slip	YDS30.014	Pcs	10.61
94	60900007255	gasket ring C	YQX100-02017	Pcs	6.19
95	60900004280	Output shaft gasket (YQX100 transmission assembly accessory)	YQX100-04004	Pcs	3.09
96	60900004301	Oil seal (YQX100 transmission assembly accessories)	YQX100-06009	Pcs	115.04
97	60900004303	Torque converter housing ket (r9X100 reference assembly accessories)	YQX100-03010	Pes	8.84
98	60900004279	Brake axle pad (YQX100 transmission assembly accessories)	YQX100-08005	Pcs	2.65
99	60912010046	Rectifier connection board	Y30H-06200	individual	79.64
100	68080790978	Transmission repair kit (hydraulic force)	Y30H-00008	piece	12.38
101	60200000251	Clutch cover assembly XL0150Y (MF 275)	L0030DIE.02.01.01.01	Pcs	247.78
102	60900006459	Solenoid valve (transmission assembly LG0050DTGA Ⅲ I.02.01. 02 Accessories)	SWM-G02-C4-D24-30-S(H)006	Pcs	424.77
103	60301000361	Oil supply pump assembly	YDS30.906	piece	309.73
104	68051011624	clutch assembly	YDS30.901	piece	734.51
105	60900007348	Oil seal (YQX30A accessories)	Y30H-05004	Pcs	17.69
106	60900006954	Oil seal 40 * 25 * 12 (transmission assembly LG0030DII.02.03 accessories)	J30H-02008	Pcs	6.19
107	68051011618	locking plate	YDS30.078	Pcs	1.06
108	60900006584	electromagnetic valve	SWM-G02-C4-D24-30-H226	Pcs	424.77
109	32003122700	gear wheel	L0020DR.03.02-001~40Cr	Pcs	128.31
110	68051011628	External friction sheet	YQX100.066	Pcs	17.69
111	60900006956	Elastic gear 47 (transmission assembly LG0030D Ⅲ. 02.03 Accessories)	GB893.1-86	Pcs	1.32
112	60900006957	Elastic retaining ring 25 (transmission assembly LG0030D Ⅲ. 02.03 Accessories)	GB894.1-86	Pcs	0.88
113	60900006953	0-ring 42 * 3.5 (Transmission assembly LG0030DIII.02.03 accessories)	GB1235-76	Pcs	0.88
114	60900006955	6005 (Transmission assembly LG0030DIII.02.03 accessories)	GB276-94	Pcs	8.84
115	60900006952	Bearing frame (transmission assembly LG0030D Ⅲ. 02.03 Accessories)	J30H-02003-1	Pcs	39.82
116	68051011547	Across the set	JDS30.038	Pcs	4.42
117	68051011541	collar	JDS30.026	Pcs	4.42
118	68051011546	Input gear	JDS30.037	Pcs	57.52
119	60900005231	collar	YQX30-0003/Y30H-03008	Pcs	4.42
120	60900007008	Gasket (LC0100DT.02.03.03 Transmission Accessories)	YQX100-08002	Pcs	5.3

121	60980005555	friction disk	11243-82141	piece	12.38
122	80606500333	release bearing	9688211	Pcs	19.46
123	68051011629	oil filter	YQX100.803	Pcs	48.67
124	60912010050	pilot valve	YQX100.905	Pcs	752.21
125	60912010071	gear shaft (I)	YQX30-2008	Pcs	44.24
126	52198020801	Bearing 6206	GB / T276~ assembly	Pcs	8.84
127	60980005722	Piston assembly	Y30H-02200	Pcs	24.77
128	60900002237	Return spring (30T-02-11000 transmission assembly accessory)	Y30H-02003	Pcs	4.95
129	60100002175	Filter screen (30T-0211000 transmission assemblyaccessories)	Y30H-01102	Pcs	15.04
130	60911013996	bed down the livestock	YQX30-2007	Pcs	8.84
131	68051011611	gasket ring (A)	YDS30,015	Pcs	6.19
132	60912010047	Rectifier assembly	YQX100-6000	Pes	2566.37
133	60208000140	F-shaft assembly (clutch I)	YQX100-2000	Pcs	2300.88
134	60100002101	Clutch II (LG0100DT.02.03. 03 Transmission assembly accessories)	YQX100-1000~0~0	Pcs	2300.88
135	60900003914	Clutch pressure plate assembly 4C45DXC transmission accessories)	XL0111YP2	Pes	336.28
136	60200000143	release yoke	L0045DXAII.02.03.02-006~ZG310-570	Pcs	44.24
137	68051011528	bell housing	J30H-07001	Pcs	221.23
138	60900005987	Shell (Zhongchai transmission accessories)	YQX25-01001	Pcs	1017.69
139	68051011636	gasket ring B	YQX100-1008	Pcs	14.15
140	68051011626	gasket ring	YQX100.057	Pcs	6.19
141	68051011644	Parking brake gear (5-10T transmission)	YQX100C.008(YQX100-5002)	Pcs	159.29
142	60200000149	bead flange	L0045DXAIII.02.03. 02-007~Carbon spring steel wire	Pcs	1.76
143	60900006704	Partier ac01000T.02.03.03 Transmission assembly accessories)	YQX100.021	Pcs	88.49
144	60980002833	Oil pump drive gear	YQX100-0005	Pcs	185.84
145	68051011657	Internal rise manipulator brake	ZY3507	Pcs	265.48
146	60900004105	Electro-hydraulic control valve (YQX 30 transmission accessories)	Y30H-D07100	Pcs	318.58
147	68051011627	Internal friction sheet	YQX100.065	Pcs	22.12
148	60900006333	clutch disc	JDS37-07500	Pcs	106.19
149	60911014007	header	YQX100-1005	Pcs	48.67
150	60900002800	Transmission oil filter (LG250DT transmission assembly accessories)	4209440	Pcs	13.27

151	60301000382	Oil pump assembly	YQX100-3000	Pcs	663.71
152	60900004305	Supply pump gasket (YQX100 transmission assembly accessories)	YQX100-05005	Pcs	4.42
153	60900006721	Solenoid valve (speed / 5-7.5T medium diesel transmission accessories)	SV08-33-0-V-24DL	Pcs	212.38
154	60200000146	carrying bolt	L0045DXAIII.02.03.02-010~40Cr	Pcs	4.42
155	60900004391	Reverse gear gear (LG0045DXC.02.03. 01 Transmission assembly accessories)	JDS45-03004	Pcs	199.11
156	60900007339	Clutch slave dis cassembly (accessories in diesel gearbox)	J30H-07500A	Pcs	110.61
157	60900007444	Electro-hydraulic control valve (LG0050DTIV.02.02 Zhongnan transmission assembly accessories)	YDS45.911	Pcs	752.21
158	60900001530	Differential assembly	YQX30-2000	Pcs	973.45
159	60900006951	Active shaft (transmission assembly LG0030D Ⅲ. 02.03 Accessories)	J30H-02001	Pcs	57.52
160	60900002609	Output gear (3T transmission accessories)	JDS30.023/J30H-04002	Pcs	64.6
161	60911014012	idler shaft	JDS30.006	Pcs	15.92
162	60912010080	Tooth shaft	YDS30.070	Pcs	101.76
163	60912010065	bush	JDS30.034	Pcs	17.69
164	60900002611	Output shaft bushing () (3T transmission accessories)	JDS30.036A/J30H-04005	Pcs	4.42
165	60900002605	Inler axle bushing (3T transmission accessories)	JDS30.009/J30H-05003	Pcs	4.42
166	60900002612	Double coupling gear (3T transmission accessories)	JDS30.035/J30H-04004	Pcs	84.07
167	60900002604	Inler wheel (3T transmission accessories)	JDS30.008/J30H-05002	Pcs	76.1
168	68051011596	Output axis YDS30.DY, 002	Y30H-03001	Pcs	247.78
169	68051011615	spiral bevel gear	YDS30.071	Pcs	247.78
170	60912010072	gear shaft (IⅡ)	YQX30-2005	Pcs	44.24
171	68051010859	shifting fork	JDS30.044	Pcs	22.12
172	60900002610	Output shaft / spiral bgear (3T transmission accessories)	JDS30.041(071)/J30H-04001(09005)	Pcs	389.38
173	60900004304	Control valve insert (YQX100 transmission assembly accessories)	YQX100-07032	Pcs	5.3
174	60900005787	bush	YQX30-0019 YDS30.086	Pes	8.84
175	60900009968	Second gear gear (LG0060DT.02.03. 04 ZJZC Transmission Assembly Parts YQXD100H4)	YQX100-02018	Pcs	292.03
176	60900007515	Control valve assembly (Zhongchai LG0050DTGA Ⅲ. 02.01.01 Transmission Assembly Parts)	YQX100-07000/CCT6	Pcs	707.96
177	60900007409	Friction plate (LG0050DTGA Ⅲ. 02.01.02 Accessories)	YQX100-02019	Pcs	22.12
178	60900007406	Partition piece (Zhongchai gearbox LG0050DTGA I Ⅲ I.02.01. 02 Accessories)	YQX100-02006	Pcs	17.69
179	60900007311	header	YQX100-02005	Pcs	48.67
180	60900009966	Transmission gear (LG0060DT.02.03. 04 ZJZC Transmission Assembly Parts YQXD100H4)	YQX100-02016	Pcs	212.38

181	60900007256	Hydraulic transmission repair kit	YQX100-00008	Pcs	40.7
182	60900009967	Second gear gear (LG0060DT.02.03. 04 ZJZC Transmission Assembly Parts YQXD100H4)	YQX100-02003	Pcs	309.73
183	60900007428	clutch assembly R	YQX100-02000R	Pcs	2300.88
184	60900009958	Taper tooth shaft / spiral bevel gear (Zhongchai LG0016BJ.02.04 Transmission Accessories)	DCS15-00002-1/DCS15-00013-1	Pcs	221.23
185	60900007412	Hydraulic transmission full vehicle cushion (Zhongchai transmission LG0050ODTGAIII. 02.01. 02 Accessories)	YQX100-00007	Pcs	40.7
186	60900005605	Oil seal: 406211	YQX100-08009	Pcs	35.39
187	60900007824	Separate bearing sleeve	J3OH-07004	Pcs	26.54
188	60202000007	torque-converter	YJH265	individual	884.95
189	60900010113	Idler wheel support (transmission assembly LG0050DTGA Ⅲ. 02.01.02 ZJZC Accessories)	YQX100-03003	Pcs	75.22
190	60911014011	idler	YQX100-0006	Pcs	185.84
191	68051011599	Shell cover liner	Y30H-07015	Pcs	2.65
192	60900006964	Oil supply pump assembly (LG50ODTGAII transmission accessories)	YQX100-05000	Pcs	619.46
193	60900006887	connecting flange	YQX100-01400	Pcs	132.74
194	60200000147	release bearing	L0045DXAIII.02.03. 02.03 to the assembly	Pcs	19.46
195	60980005553	inching valve	YDS30.910	piece	159.29
196	60900007033	output axis	YQX100-04001	Pcs	247.78
197	60900003668	With the flange (LG0100DT.02.03. 03 Transmission assembly accessories)	YQX100-08003	Pcs	115.04
198	60900007254	Oil seal: 527512	YQX100-04009	Pcs	48.67
199	60900007430	Pressure disc and cover assembly	J3OH-07300A	Pcs	247.78
200	68051011293	release bearing	13453-12031	Pcs	19.46
201	60405020388	back-up lamp siwthc	JK208	Pcs	18.58
202	60208000090	Lasso assembly	L0060DT.07.02	Pcs	30.97
203	68051011597	Oil seal holder	>Y30H-03003	Pcs	15.92
204	60900005655	Disc spring (transmission accessories)	YQX18-02013	Pcs	30.97
205	60900007379	Synchronizer assembly (LG0045DXC.02.03. 01 Transmission Accessories)	JDS45-03100	Pcs	115.04
206	60900007814	Input shaft (Zhongchai LG0045DXC.02.03. 01 Transmission assembly accessories)	JDS45-02011	Pcs	115.04
207	60900007815	Forward gear gear (Zhongchai LC0045DXC.02.03. 01 Transmission assembly accessories)	JDS45-03003	Pcs	203.53
208	60900005660	Solenoid valve (transmission accessories)	Y30H-D07300	Pcs	398.23
209	60912010039	Half shaft gasket	Y30H-10006	Pcs	15.92
210	60304000663	Control valve liner	YDS30.065	Pcs	2.65

211	60100002173	Inidler (30T-0211000 transmission assembly accessories)	Y30H-04002	Pcs	59.29
212	60100002180	Tshaft (30T-0211000 transmission assembly accessories)	Y30H-09003	Pcs	110.61
213	60900001521	Idler shaft YDS30.025 (30T-0211000 transmission accessories)	Y30H-04001	Pcs	70.79
214	60900007682	Electro-hydraulic control valve (LG0030DTIH.02.01 accessories)	Y30H-D07200	individual	336.28
215	60900007683	Half shaft gear (medium diesel transmission assembly LG0030DTIH.02.01 accessories)	Y30H-10007	individual	53.09
216	60900007684	Planetary washer (LG0030DTIH.02.01 accessories)	Y30H-10004	individual	8.84
217	60900007685	Cross shaft (China diesel transmission assembly LG0030DTIH.02.01 accessories)	Y30H-10003	individual	44.24
218	60900007686	Helical bevel gear (LG0030DTIH. 0 diesel transmission assembly 2.01 accessories)	Y30H-09005	individual	221.23
219	60911013994	pad	YDS30.038	piece	2.65
220	60912010082	Tooth shaft liner	Y30H-09004	Pcs	8.84
221	60900007602	Pump drive gear (Zhongchai LG0050DTGA Ⅲ. 02.01.02 Transmission assembly accessories)	YQX100-05006	Pcs	185.84
222	60980005712	Transmission full car cushion	3 T of liquid force	Pcs	12.389
223	60900006965	Guide wheel seat cushion (China diesel transmission assembly LG0100DTKDIII.02.03. 01 Accessories)	YQX100-06004	Pcs	3.53
224	60100002177	Mad (30T-0211000 transmission assembly accessories)	Y30H-03006A	Pcs	5.3
225	60100002185	Gasket (30T-0211000 transmission assembly accessories)	Y30H-D07016	Pcs	2.65
226	60900010325	flange	YQX100-01401-2	Pcs	146.01
227	60900002613	Lock piece (3T transmission accessories)	YDS30.082/Y30H-01008	Pcs	1.15
228	60900010334	Padding (transmission assembly LG0030BG.02.01ZC Accessories)	01.03.108/HDCS25-01003	Pcs	9.73
229	60300000415	YQX30AS-0510	Filter assembly	piece	15.04
230	60900010344	Differential assembly (Zhongchai LG0016BJ.02.04 transmission assembly accessories)	DCS15-10000	Pcs	884.95
231	60900007486	Hub nut (HDQX30 Zhongchai LG0025B Ⅲ. 02.02 Parts of the drive axle assembly)	M18×1.5	Pcs	15.04
232	60304000664	Control valve assembly	YDS30.904	Pes	283.18
233	60900006323	Electro-hydraulic control valve (medium diesel transmission LG0050DTGAIIL.02.01. 02 Accessories)	YQX100-D07000	Pcs	707.96
234	60100002176	Gasket (30T-0211000 transmission assembly accessories)	Y30H+01013	Pcs	5.3

235	60900007484	Ball nut (HDQX30 Zhongchai LG0026B Ⅲ .02.02 Parts of the drive axle assembly)	HDQX25-01018	Pcs	1.76
236	60900007485	Wheel-like double-head bolt (HDQX30 zhongchai LG0025B Ⅲ. 02.02 Parts of the drive axle assembly)	HDQX25-01008	Pcs	34.51
237	60912010095	back-up lamp siwthc	JK611T	Pes	18.58
238	60100002178	0-shaped seal beauty (30T-0211000 transmission assembly accessories)	GB1235-76/75*3.1	Pcs	0.88
239	60911013995	bed down the livestock	YDS30.079	Pcs	17.69
240	60900007195	Seal ring (YQX 30 transmission accessories)	YQX30-1011	Pcs	10.61
241	60900010983	Fuel iling cover (7 ton ZC accessories for transmission assembly)	YQX100-01300	Pes	9.73
242	60900007177	Pistons (YQX 30 Transmission Parts)	YQX30-1002B	Pcs	24.77
243	60900007179	Seal ring (YQX 30 transmission accessories)	YQX30-1006	Pcs	3.53
244	60900007157	Friction plate (YQX 30 transmission accessories)	YQX30-1013B	Pcs	14.15
245	60900010997	Hydraulic transmission overhaul package (transmission assembly LG0050DTIV.02.02ZC accessories)	YQX45-00007	Pcs	44.24
246	68051011623	oil filter (I)	YDS30.808	Pcs	15.04
247	68051011651	thrust washer	YQX30-2004	Pcs	9.73
248	60900007023	Input shaft (LG0030BG.02.01 transmission accessories)	HDCS25-02001-1	Pcs	253.09
249	60912010094	back-up lamp siwthc	J30H-01004	Pes	18.58
250	68051011634	Connect flange components (LG0100DT.02.03. 03 Transmission Accessories)	YQX100-0700	Pcs	146.01
251	68051011504	Tone shaft	DCS25-0006	Pcs	5428.31
252	60911014003	Butterfly plate	YDS18.001	Pcs	35.39
253	68051011607	Na closure (30T-0211000 Chai YQX30A transmission accessories)	YDS30.010	Pcs	5.3
254	60900012067	Rotary lever (transmission assembly LG0045DXC.02.03. 01 ZC accessories)	J30H-06001	Pcs	18.58
255	60900012094	Nut M201.5 (transmission assembly LG0050DTIV.02.02JD accessories)	GB/T9457	Pcs	5.3
256	60900012147	Output gear (transmission assembly LG0045DXC.02.03. 01 Accessories)	JDS45-04002	Pcs	325.66
257	60900004392	Needle roller bearing K606630	JB/T7918	Pcs	30.97
258	60900004393	Bearing bushing (LG0045DXC.02.03. 01 Transmission assembly accessories)	JDS45-03001	Pcs	25.66
259	60900012238	Push-off plate (transmission assembly LG0045DXC.02.03. 01 ZC accessories)	JDS45-03007	Pcs	20.35
260	60900012239	Synchronizer gear ring (transmission assembly LG0045DXC.02.03. 01 ZC accessories)	JDS45-03008	Pcs	40.7

261	60900012240	Full vehicle mat (transmission assembly LG0045DXC.02.03. 01 ZC accessories)		Pcs	37.16
262	60900012241	Deep groove ball bearing (transmission assembly LG0045DXC.02.03. 01 ZC accessories) 6209	GB/T276	Pcs	20.35
263	60900012242	Push-off friction plate (transmission assembly LG0045DXC.02.03. 01 ZC accessories)	JDS45-03009	Pcs	15.04
264	60900011772	Output shaft (Zhongchai LG0045DXC.02.03. 01 Transmission assembly accessories)	JDS45-02001	Pcs	183.18
265	60900007380	Separate the fork (LC0045DXC.02.03.01 Transmission Accessories)	JDS45-07003	Pcs	51.32
266	60900013008	High and low speed Synchronizer 0.C0045DXC.02.03. 01 zc transmission assembly accessories)	02.03.01	Pcs	153.09
267	60900013009	Synchronization ring (LG0045DXC.02.03. 01 ZC transmission assembly accessories)	02.03.01	Pes	40.7
268	60900013010	Forward and backward speed synchronizer 0LC0045DXC.02.03.01 ZC transmission assembly accessories)	02.03.01	Pcs	153.09
269	68051011548	bearing washer	JDS30.039	Pes	5.3
270	68051011552	Box cover gasket	JDS30.049	Pcs	4.42
271	60980002834	R axis assembly	YQX100-1000	Pcs	2300.88
272	60900013039	Spindle Assembly (LG0045DXC.02.03. 01 Transmission ZC accessories)	JDS45-03000	Pcs	1712.38
273	60900013038	Mechanical box (LG0045DXC.02.03. 01 Transmission ZC accessories)	JDS45-01001	Pcs	1663.71
274	60900012294	Shift shift fork (transmission assembly LG0045DXC.02.03. 01 ZC accessories)	JDS45-06002	Pcs	40.7
275	51453220107	Fender 22	GB/T894.1~65Mn	Pcs	0.88
276	60900012292	Half cle key 57.519 (transmission assembly LG0045DXC.02.03. 01 ZC accessories)	GB/T1099.1-2003	Pcs	0.88
277	60900007212	Piston (Transmission assembly LG0030DTIH.02.01)	Y30H-02201	Pcs	25.66
278	60911014006	header	YDS30.018	Pcs	23
279	60900013231	Clutch housing (with Isuzu engine)	J30H-07001A	Pcs	274.33
280	60200000142	Separate bearing sleeve Jane	L0045DXA Ⅲ. 02.03.02-005 ~ ZG 310-570 (fine)	Pcs	51.32

281	60911014001	adjust nut	13073-12011	Pcs	25.66
282	60900011761	Electro-hydraulic control valve (LG0050DT IV.02.02 assembly accessories)	YQX45-D07200-1	Pcs	796.46
283	60900012440	Torque converter assembly (transmission assembly LG0120DT.02.03. 01 China wood accessories)	YJH340H-1	Pcs	3982.3
284	80390409666	0-ring 75 * 3.1	GB1235-76~ None	Pcs	2.65
285	80390409665	Gasket (LG0030DTXB.02.01 gearbox medium diesel fittings)	J30H-03011~ None	Pcs	1.76
286	68051011652	epicyclic gear	YQX30-2006	Pcs	26.54
287	60912010055	Differential case assembly	YQX30-2100	Pcs	295.57
288	60912010036	axle shaft gear	YQX30-2009	Pcs	61.06
289	60900010009	Transmission box body (Zhongchai transmission assembly LGO050DTGAIII.02.01. 02 Accessories)	YQX100-01001/-1	Pcs	1849.55
290	60900013849	gear ring	Y30H-10012	Pcs	325.66
291	52906001401	Bearing K354220	JB / T7918~ assembly	Pcs	8.14
292	60100010933	Oil filter (transmission assembly	L0120DTGB.02.02. 01~ Accessory ZC) ~YQX100-01200	Pcs	61.06
293	68051011663	thrust collar (A)		Pcs	6.19
294	60912010078	gear ring	YDS30.073	Pcs	325.66
295	60980005554	Input shaft assembly	Y30H-2100-1	piece	284.95
296	68051011620	Stop return gasket	YDS30:084	Pcs	10.17
297	68051011619	epicyclic gear	YDS30.083	Pcs	25.66
298	60900013411	8=0.5mm (Transmission Assembly LG0030BG.02.01 Parts)	Y30H-09002A	Pcs	0.88
299	60900013412	δ =0.2mm (LG0030BG.02.01 accessories)	Y30H-09002B	Pcs	0.88
300	68051011279	release yoke	10113-10122	Pcs	30.97
301	60900012293	0-ring 222.4 (transmission assembly LG0045DXC.02.03. 01 ZC accessories)	GB1235-76	Pcs	0.88
302	60900012452	Inler wheel shaft (transmission assembly LG0045DXC.02.03. 01 ZC accessories)	JDS45-05001	Pcs	81.41

303	60900012449	Deep groove ball bearing 6208 (transmission assembly LG0045DXC.02.03. 01 ZC accessories)	GB/T276	Pcs	20.35
304	60900012450	Idler shaft bushing (transmission assembly LG0045DXC.02.03. 01 ZC accessories)	JDS45-05003	Pcs	15.04
305	60900012451	Inler wheel (transmission assembly LG0045DXC.02.03. 01 ZC accessories)	JDS45-05002	Pcs	315.48
306	60900012453	Flat key 14990 (transmission assembly LG0045DXC.02.03. 01 ZC accessories)	GB/T1096-2003	Pcs	1.76
307	60900002238	Solenoid valve (30T- 0211000 transmission assembly accessories)	CWM-G02-C04-D12-30-S006	Pcs	424.77
308	60900005606	thrust collar C	YQX100-08008	Pcs	10.61
309	60980005698	Rectifier connection board (LG0100DT.02.03. 03 Transmission Accessories)	YQX100H1-YJH315	Pes	159.29
310	60900015330	Piston assembly (Zhongdiesel transmission LG0050DTGA Ⅲ. 02.01.02 Accessories)	YQX100-02200	Pcs	76.1
311	60900015328	Spring (LG0050DTGA Ⅲ. 02.01.02 Accessories)	YQX100-03008	Pcs	10.61
312	60900015332	Elastic retaining ring 50 (medium diesel gearbox LG0050DTGAIII.02.01. 02 Accessories)	GB894:1-86	Pcs	1.32
313	60920011477	gasket ring	YQX100.068	Pcs	15.92
314	60912010089	spring seat	YQX100-1012	Pcs	8.84
315	68051011515	Needle roller bearing K505820	GB/5846-86	Pcs	35.39
316	60900015327	Adjustment pad (China diesel transmission LG0050DTGA Ⅲ. 02.01.02 Accessories)	YQX100-03004B	Pcs	1.32
317	60900007411	Press plate (China diesel gearbox LG0050DTGA Ⅲ. 02.01.02 Accessories)	YQX100-02010	Pcs	59.29
318	68051011536	principal axis	JDS30.003	Pcs	96.46
319	68051011242	bearing	7211	Pcs	81.41
320	60900015329	Spring (LG0050DTGA Ⅲ. 02.01.02 Accessories)	YQX100-03009	Pcs	10.61
321	68051011696	thrust collar B	YQX100-1001	Pes	10.61
322	60900015326	Articulated bolt (medium diesel transmission LG0050DTGA Ⅲ. 02.01.02 Accessories)	YQX100-01500	Pcs	53.09

323	52195007601	Bearing, 6208N	GB / T276~ assembly	cover	20.35
324	60900015055	Guide wheel seat sealing ring (transmission assembly L0100DT.02.03. 03 ZC Accessories)	YQX100-0041	Pcs	21.23
325	60900015054	Deep groove ball bearing (transmission assembly L0100DT.02.03. 03 ZC Accessories)	6209	Pcs	20.35
326	68051011505	spline housing	DCS25H.005	Pes	100
327	60304000662	control valve	YDS30.907	Pcs	336.28
328	68051011612	gasket ring (B)	YDS30.016	Pes	13.27
329	60900015331	Spring (Zhongchai gearbox LG0050DTGA ⅢL.02.01. 02 Accessories)	YQX100-02011	Pcs	10.61
330	60912010048	Variant filter screen	YQX100-0200	Pcs	61.06
331	60900002602	Bearing Z-32207 (3T transmission accessories)	GB/T297	Pcs	30.97
332	60900015450	Fork (L0030DTXB.02.01ZC transmission assembly accessories)	JDS30-0003	Pcs	23.89
333	60900015449	Helical bevel gear (L0030DTXB.02.01ZC transmission assembly accessories)	YQX30-0020	Pcs	389.38
334	60900015334	Deep groove ball bearing 6309 (Zhongchai gearbox LG0050DTGAIII.02.01. 02 Accessories)	GB/T2766309	Pcs	42.47
335	60900010982	Differential assembly (transmission assembly LG0040DXB.02.02ZC accessories)	Y30H-10000	Pcs	973.45
336	60900007429	clutch assembly F	YQX100-02000F	Pcs	2300.88
337	52198021301	Bearing 6210	GB / T276~ assembly	Pcs	20.35
338	60900015445	Inler shaft (L0030DTXB.02.01ZC transmission assembly accessories)	YQX30-0015	Pcs	76.1
339	68000000138	needle bearing K455325(LG0100DT.02.03. 03 Transmission assembly accessories)	GB/T5846-86	Pcs	20.35
340	60900015448	Output gear (L0030DTXB.02.01ZC transmission assembly accessories)	YQX30-0012	Pcs	64.6
341	60900015447	Gear shaft (L0030DTXB.02.01ZC transmission assembly accessories)	YQX30-0018	Pcs	110.61
342	60900015446	Output shaft (L0030DTXB.02.01ZC transmission assembly accessories)	YQX30-0011	Pcs	389.38
343	60980002595	needle roller thrust bearing	GB4605-84/889109	Pcs	31.85
344	68051011631	turboshaft	YQX100-0013	Pcs	117.69
345	60900015333	Push ring A (LG0050DTGA Ⅲ. 02.01.02 Accessories)	YQX100-02001	Pcs	10.61
346	60900007435	Control valve assembly (medium diesel transmission LG0050DTGAIII.02.01. 02 Accessories)	YQX100-07000	Pcs	707.96
347	60900015766	elastic collar	J30H-07005	Pcs	1.76
348	68051011630	filler cap	YQX100.904	Pcs	10.61

349	60900006524	Separate the bearing sleeve (Zhongchai LG0045 DXC.02.03 . 01 Transmission assembly accessories)	JDS45-07004	Pcs	51.33
350	60900015767	Separate the fork spherical strut	J30H-07006A	Pcs	5.31
351	60900018460	Shift shift fork (30T-0211000 Transmission assembly accessory ZC)	J30H-06002~/	Pcs	22.12
352	60900018461	Fork spring (30T-0211000 Transmission Assembly Parts ZC)	J30H-06006~/	Pcs	1.77
353	60900018462	Steel Ball 10.000G200b (30T- 0211000 Transmission Assembly Parts ZC)	GB308-89~/	Pcs	0.88
354	60900018463	Turning bar (30T-0211000 Transmission Assembly Parts ZC)	J30H-06001~/	Pcs	16.45
355	60900018464	519 (30T-0211000 Transmission Assembly Parts ZC)	GB1099-79~/	Pcs	0.88
356	60900018465	Elastic gear 22 (30T-0211000 transmission assembly accessory ZC)	GB894.1-86~/	Pcs	0.88
357	60900018777	Torque converter assembly (medium diesel transmission assembly LG0050DTIV.02.02 accessories)	YJH315A2~/	Pcs	2566.37	that
358	60900018778	Torque converter introduction seat gasket (Zhongchai transmission assembly LG0050DTIV.02.02 accessories)	YQX45V-0001	Pcs	5.31
359	60900018779	0-shaped sealing ring (medium diesel transmission assembly LG0050DTIV.02.02 accessories)	YQX100-0011~/	Pes	12.39
360	60900018780	Oil seal (LG0050DT IV.02.02 accessories) 13016015	YQX100-060097	Pcs	115.04
361	60900018781	Oil seal (ZhongChai transmission assembly LG0050DT IV.02.02 accessories)	YQX45-08009’/	Pcs	25.66
362	60912010044	Rectifier shell liner	Y3H-01004	Pcs	5.31
363	68051011635	snap ring	YQX100-1004	Pcs	7.08
364	60900011013	Torque converter housing (transmission assembly LGO100DT.02.03. 03 ZC Accessories)	YQX100-03001	Pcs	1663.72
365	60900005786	locknut	YQX30-0014/Y30H-03009	Pcs	5.31
366	68051011555	jam nut	JDS30.075	Pcs	5.31
367	60900019211	Differential assembly (drive axle assembly LGO025B VI. 02.02 ZJZC accessories)	HDQX25-05000-3	Pcs	1221.24
368	60900016998	Torque converter housing (LG0050DTIV.02.02 Transmission assembly ZC accessories)	YQX45-04001	Pcs	3053.1
369	60200000762	transmission assembly	L0035DTN.02.01~ assembly	Pcs	5896.37	YQXD37A1X- 2
370	68051000000	spiral bevel gear	YDS30.07	Pcs	244.25

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